UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2006
Horizon Offshore, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16857	76-0487309
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
(713) 361-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Index to the Exhibits
Press release dated June 12, 2006
Press release dated June 9, 2006
Press release dated June 12, 2006

Item 7.01. Regulation FD Disclosure.
     On June 12, 2006, Horizon Offshore, Inc. (the “Company”) issued a press release announcing that it is reaffirming previously announced financial guidance. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The description of the press release is qualified in its entirety by reference to such Exhibit. In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
Nasdaq Listing
     On June 9, 2006, the Company issued a press release announcing that The Nasdaq Listing Qualifications Department approved the Company’s application for listing of its common stock on The Nasdaq National Market. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. The description of the press release is qualified in its entirety by reference to such Exhibit.
Common Stock Offering
     On June 12, 2006, the Company issued a press release announcing that it and certain of its stockholders have commenced an underwritten public offering of shares of the Company’s common stock. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference. The description of the press release is qualified in its entirety by reference to such Exhibit.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

99.1	Press release issued by Horizon Offshore, Inc., dated June 12, 2006.

99.2	Press release issued by Horizon Offshore, Inc., dated June 9, 2006.

99.3	Press release issued by Horizon Offshore, Inc., dated June 12, 2006.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON OFFSHORE, INC.

	By:	/s/ William B. Gibbens, III

William B. Gibbens, III
Executive Vice President and General Counsel

Date: June 13, 2006

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Index to the Exhibits

99.1	Press release issued by Horizon Offshore, Inc., dated June 12, 2006.

99.2	Press release issued by Horizon Offshore, Inc., dated June 9, 2006.

99.3	Press release issued by Horizon Offshore, Inc., dated June 12, 2006.